Exhibit 10.44

BGC HOLDINGS, L.P.

FOURTH AMENDMENT

TO

AGREEMENT OF LIMITED PARTNERSHIP,

AS AMENDED AND RESTATED

This Fourth Amendment (“Fourth Amendment”) to the Agreement of Limited Partnership of BGC Holdings, L.P. (the “Partnership”) as amended and restated as of March 31, 2008, and as further amended as of March 1, 2009, August 3, 2009 and March 12, 2010 (as amended, the “Agreement”), is executed as of August 6, 2010 and is effective as of the 6th day of August, 2010.

WITNESSETH:

WHEREAS, the General Partner and the sole Exchangeable Limited Partner wish to make certain modifications to the Agreement in connection with the creation of new classes of Units in the Partnership; and

WHEREAS, this Fourth Amendment has been approved by each of the General Partner and the sole Exchangeable Limited Partner;

NOW, THEREFORE, the Agreement is hereby amended on the terms set forth in this Fourth Amendment:

Section 1. Amendments

Pursuant to the authority conferred on the General Partner under the Agreement, including without limitation Sections 3.01, 4.02 and 13.01 thereof, the following definition set forth in Section 1.01 is hereby amended and restated as follows:

‘“Cantor Group’ means Cantor and its Subsidiaries (other than the Partnership and its Subsidiaries or any member of the BGC Partners Group), Howard W. Lutnick and/or any of his immediate family members as so designated by Howard W. Lutnick and any trusts or other entities controlled by Howard W. Lutnick.”

Section 2. Other Amendments

The General Partner shall have the authority, without the consent of the other Partners other than the Exchangeable Limited Partner or Partners, as the case may be, to make such other amendments to the Agreement as are necessary or appropriate to give effect to the intent of this Fourth Amendment, including, without limitation, to amend the Table of Contents or to reflect Amendment in an Amended and Restated Agreement of Limited Partnership (and to further amend and/or restate such Amended and Restated Agreement of Limited Partnership to reflect this Fourth Amendment to the extent necessary or appropriate as determined by the General Partner).

Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

BGC GP, LLC

/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and CEO

CANTOR FITZGERALD, L.P., as the sole Exchangeable Limited Partner

/s/ Howard W. Lutnick
Name:	Howard W. Lutnick
Title:	Chairman and CEO

[Signature Page to Fourth Amendment, effective as of August 6, 2010, to Agreement of Limited Partnership

of BGC Holdings, L.P., as amended and restated regarding definition of Cantor Group]